Forward Air Corporation Earnings Presentation 1Q25 May 7, 2025

E a r n i n g s P r e s e n t a t i o n Statements & Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this presentation relate to expectations regarding customer demand for services of Forward Air Corporation (“Forward”, “we” or “us”) as well as expectations regarding the freight market; ability to achieve and the timing of capturing the intended benefits of the acquisition of Omni, including any revenue and cost synergies, including the streamlining of duplicative internal systems; projections with respect to revenue growth following the realization of such synergies; beliefs regarding customer retention, growth, pricing and customer retention drivers; plans to transition to financial reporting by product and service, consisting of ground, intermodal, air and ocean, and warehousing and value-added services; estimates regarding the geographic breakdown of our revenue; beliefs regarding cross-selling opportunities and resulting effects on growth; expectations and beliefs regarding the strategic alternative process; beliefs regarding the impact of tariffs and their potential effects on consumer confidence and downstream and volumes; plans regarding our transformation strategy, including with respect to cost synergies, cross-selling services, consolidation of back office and corporate support and our ongoing review of strategic alternatives; ability of Forward to identify opportunities to dispose of any non-core assets; and expectations regarding Forward's ability to execute on its plan to integrate Omni Logistics, remain focused on the consumer and grow the Company to generate long-term value for shareholders. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the timing of our review of any strategic alternatives; whether we will be able to identify or develop any strategic alternatives to its strategic plan as a standalone company; our ability to execute on material aspects of any strategic alternatives that are identified and pursued; whether we can achieve the potential benefits of any strategic alternatives or our strategic plan as a standalone company, our ability to achieve the expected strategic, financial and other benefits of the acquisition of Omni Logistics, including the realization of expected synergies and the achievement of deleveraging targets within the expected timeframes or at all, the risk that the businesses will not be integrated successfully or that integration may be more difficult, time- consuming or costly than expected, the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) as a result of the acquisition of Omni Logistics may be greater than expected, continued weakening of the freight environment, future debt and financing levels, our ability to deleverage, including, without limitation, through capital allocation or divestitures of non-core businesses, our ability to secure terminal facilities in desirable locations at reasonable rates, more limited liquidity than expected which limits our ability to make key investments, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, the availability and compensation of qualified Leased Capacity Providers and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, our inability to manage our information systems and inability of our information systems to handle an increased volume of freight moving through our network, the occurrence of cybersecurity risks and events, market acceptance of our service offerings, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental, tax, insurance and accounting matters, the handling of hazardous materials, changes in fuel prices, loss of a major customer, increasing competition, and pricing pressure, evolving macroeconomic factors, including the imposition of additional tariffs, potential escalation from trading partners, the uncertainty surrounding trade policy, including the extent to which increased tariffs will affect our operations and strategic plan, and our limited visibility into the impact of tariffs on third-party shipments, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution readers that any forward-looking statement made by us in this presentation is based only on information currently available to us and they should not place undue reliance on these forward-looking statements, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law. Non-GAAP Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included Consolidated EBITDA, Consolidated EBITDA Margin %, Net Leverage Ratio, Net Debt, Reported EBITDA, Reported EBITDA Margin %, LTM Reported EBITDA, LTM Reported EBITDA Margin, Unlevered Free Cash Flow, Operating Cash Flow, Excluding Impairment of Goodwill, each a non-GAAP financial measure (each, a “Non-GAAP Measure”), in this presentation. The reconciliation of each Non-GAAP Measure to the most directly comparable financial measure calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because each Non-GAAP Measure excludes certain items as described herein, it may not be indicative of the results that Forward expects to recognize for future periods. As a result, each Non-GAAP Measure should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. The Company is also providing Consolidated EBITDA, Liquidity, and Net Leverage Ratio calculated in accordance with Forward’s credit agreement as we believe it provides investors with important information regarding our liquidity, financial condition and compliance with our obligations under our credit agreement. 2

01 Combined Overview 02 1Q25 Results 03 Liquidity, Leverage and Cash Flow 04 Investment Rationale 05 Closing Summary 06 Appendix E a r n i n g s P r e s e n t a t i o n Agenda 3

E a r n i n g s P r e s e n t a t i o n Combined Overview 4

C o m b i n e d O v e r v i e w Who We Are: A Story of Transformation and Excellence Our Heritage Forward Air's revolutionary expedited ground freight network, established in 1981, and Omni’s innovative logistics solutions, founded in 2000, represent decades of excellence in logistics innovation. Our Combined Strength Together, we have created a logistics powerhouse that combines Forward Air's robust North American LTL network with Omni's global logistics solutions, delivering unprecedented value and capabilities to our customers. Our Future This strategic union positions us as a leading force in global logistics, offering comprehensive solutions that span continents and streamline supply chains. 5

Combined Overview

By the Numbers

All figures for FY24

$2.5B
FY 2024 Revenue

$308M
FY 2024 CEBITDA[1]

6K+
Total Employees

2K
Freight Handlers[2]

4M+
Total Shipments[3]

0.1%
Claims Ratio[4]

250+
Global Facilities

21
Countries

1. Consolidated EBITDA ("CEBITDA"). Reconciliation of Non-GAAP financial measures available in the Appendix.
2. Freight handlers included in Total Employees.
3. Total Ground, Intermodal, Air and Ocean shipments per year managed by Expedited Freight, Intermodal, and Omni segments.
4. Combined claims ratio for Expedited Freight and Omni. Calculated as claims amount paid divided by revenue for FY24.

Forward | Omni Logistics
6

Combined Overview

Our key product groups provide end-to-end capabilities



All figures for FY24

Ground Transportation	Air & Ocean Forwarding	Intermodal Drayage	Warehousing/Value-Added Service
~ 70% of revenue	~ 12% of revenue	~ 9% of revenue	~ 9% of revenue
4M+ Shipments	80K+ Shipments	250K+ Shipments	4M+ Global warehousing sqft.
• Expedited Less Than Truckload (LTL) Services • Full Truckload (FTL) Shipping • Brokerage Services • Pickup and Delivery • Cross border trucking services • Container Freight Station • Flatbed transportation • Oversized and specialized equipment • High Value Cargo • Hand Carry	• Next Flight Out /Time Critical/ Hand Carry • Express Air - 3 to 5 day • Economy Air - 5 to 8 day • Air Charter • Full Container Load (FCL) • Less than Container Load (LCL) • Multimodal Air/Ocean/Ground Freight Solutions • Project cargo (oversized/non-containerized)	• Nationwide port and rail drayage of domestic and international containers • Secured container storage • Rail intermodal (domestic and international containers) • Yard hostling / jockey services	• Focus on high value, supply chain solutions • Servicing high-tech, data center, medical and complex verticals for supply chain and end customer distribution • End-to-end capability for reverse logistics solutions including in-house sorting and repairs • Product testing • Wholesale fulfillment – Pick and pack • eCommerce fulfillment services

Customs Brokerage
Free Trade Zone and Bonded Warehouse

Forward / Omni Logistics

- ■ Legacy Forward Expedited Freight and Intermodal, and Omni Logistics ground freight
- ■ Omni Logistics air and ocean forwarding, warehousing & distribution and value-added service

7

Combined Overview

Differentiated and diversified solutions

All figures for FY24

Reporting Segments

Key Product Groups	Customs	Expedited Freight	Omni Logistics	Intermodal	Combined
Ground Transportation		●	●		●
Intermodal Drayage				●	●
Air / Ocean Forwarding			●		●
Warehousing / VAS			●		●
Countries[1]		3	21	1	**21**

Diversified portfolio of vertically-integrated solutions

Global presence in key high demand locations

1. Countries with leased or owned properties.

8

Combined Overview

Scalable global footprint

All figures for FY24



Revenue % by Customer Region[1]
United States
Americas (ex U.S.)
APAC
EMEA
~4%
~7%
<1%
~88%

- **~12%** or revenue generated outside of the United States.[1]
- **250+** global facilities in **21** countries.
- No single customer represents more than **10%** of revenue.
- Top 10 customers account for **~24%** of revenue.

1. Approximated split based on consolidated FY24 revenues by country from shipments directly transported under our control.

9

E a r n i n g s P r e s e n t a t i o n 1Q25 Results 10

1 Q 2 5 R e s u l t s 1Q25 Highlights 1Q25 $613 Revenue $5 Operating Income $69 Consolidated EBITDA1 11.2% Margin $393 Liquidity2 5.3x LTM Net Leverage2 11 1. Reconciliation of Non-GAAP financial measures available in the Appendix. 2. Calculated pursuant to Senior Secured Loan Credit Agreement. Details in the Liquidity, Leverage and Cash Flow section of this presentation. In millions, except for LTM Net Leverage

$63 $89 $86 $69 $69 10.2% 13.8% 13.1% 10.9% 11.2% 1Q24 2Q24 3Q24 4Q24 1Q25 $624 $644 $656 $633 $613 1Q24 2Q24 3Q24 4Q24 1Q25 1 Q 2 5 R e s u l t s Consolidated Results by Quarter 1. Pro-forma adjusted to reflect the Omni acquisition calculated in accordance with Article 11 of Regulation S-X. As a result, this number differs from reported amounts for 1Q24. For more information, refer to the 8-K filed on June 10, 2024. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Calculated pursuant to the Senior Secured Loan Credit Agreement. Revenue Consolidated EBITDA2 & Consolidated EBITDA Margin %2 (1) 12 In millions, except for margin

1 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. Segment Revenue1 Reported EBITDA2 & Reported EBITDA Margin2 13 $273 $291 $285 $266 $249 1Q24 2Q24 3Q24 4Q24 1Q25 $30 $33 $30 $18 $26 10.9% 11.2% 10.4% 6.6% 10.4% 1Q24 2Q24 3Q24 4Q24 1Q25 In millions, except for margin

1 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Sequential pricing and margin improvement 14 Revenue per CWT, ex fuel1,2 & Reported EBITDA Margin3 Revenue per Shipment, ex fuel1,2 & Reported EBITDA Margin3 $24.15 $24.38 $24.09 $23.74 $24.76 10.9% 11.2% 10.4% 6.6% 10.4% 1Q24 2Q24 3Q24 4Q24 1Q25 Revenue per CWT, ex fuel Reported EBITDA Margin +4.3% $200 $200 $207 $203 $208 10.9% 11.2% 10.4% 6.6% 10.4% 1Q24 2Q24 3Q24 4Q24 1Q25 Revenue per Shipment, ex fuel Reported EBITDA Margin +2.3% 1. Excludes accessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams. 3. Reconciliation of Non-GAAP financial measures available in the Appendix. • Corrective pricing action implemented 4Q24 and was completed late in 1Q25. • Sequential and year-over-year pricing improvement. • 380 bps sequential margin growth from 4Q24.

0.12% 0.18% 0.14% 0.14% 0.12% 0.13% 0.09% 0.11% 0.10% 0.12% 0.19% 0.13% 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 1 Q 2 5 R e s u l t s | E x p e d i t e d F r e i g h t Expedited Freight Segment: Continued superior service following acquisition 15 Omni acquisition 0.13% FY24 Expedited Freight Segment Claims Ratio1 0.12% FY23 • Industry-leading claims ratio of ~0.1%. • Superior service to 96% of all continental United States zip codes. • Maintaining priority focus on customer service during integration and transformation. 1. Expedited Freight segment only. Calculated as claims amount paid divided by revenue.

1 Q 2 5 R e s u l t s | O m n i L o g i s t i c s Omni Logistics Segment Results by Quarter Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 16 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Excludes impairment of goodwill. 3. 1Q24 results are as reported. $225 $312 $335 $326 $323 1Q24 2Q24 3Q24 4Q24 1Q25 ($12) $20 $27 $32 $26 (5.2%) 6.4% 8.0% 9.8% 7.9% 1Q24 2Q24 3Q24 4Q24 1Q253 3 In millions, except for margin

1 Q 2 5 R e s u l t s | I n t e r m o d a l Intermodal Segment Results by Quarter 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses 2. Reconciliation of Non-GAAP financial measures available in the Appendix. Reported EBITDA2 & Reported EBITDA Margin %2Segment Revenue1 $56 $59 $57 $60 $62 1Q24 2Q24 3Q24 4Q24 1Q25 $8 $10 $9 $10 $10 14.6% 16.9% 15.1% 17.5% 16.4% 1Q24 2Q24 3Q24 4Q24 1Q25 In millions, except for margin

E a r n i n g s P r e s e n t a t i o n Liquidity, Leverage and Cash Flow 18

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Normalizing cash flow generation 1. Non-GAAP financial metrics. “Operating Cash Flow” and “Unlevered Free Cash Flow” represent the change in Unrestricted Cash less discrete items identified on this slide. 19 • Cash flow generation improving with margin growth, unwinding cash transaction expenses, and more efficient working capital management • Asset-light business model with meaningful upside as cost savings measures are recognized Operating Cash Flow1 $12 $81 $42 $46 2Q24 3Q24 4Q24 1Q25 In millions 2Q24 3Q24 4Q24 1Q25 Change in Unrestricted Cash ($67) $52 ($32) $11 (+) Debt Service 46 27 64 25 (-) LC Release 0 (19) (2) 0 Unlevered Free Cash Flow1 ($21) $60 $31 $37 (+) Transaction/Integration Fees 21 22 12 9 (+) Earnouts & Purchase Price Adjustments 12 0 0 0 Operating Cash Flow1 $12 $81 $42 $46

Liquidity, Leverage and Cash Flow

1Q25 Cash Bridge


In millions
Change in Unrestricted Cash
$105
$46
($25)
($9)
$116
12/31 Unrestricted Cash Balance
Operating Cash Flow[1]
Debt Service
Transaction & Integration Professional Fees
3/31 Unrestricted Cash Balance

- Operating cash flow[1] of **$46M** in 1Q25, despite being a seasonally low quarter.
- Debt service primarily includes $24M interest payment on Term Loan B
- Unrestricted cash balance increased **$11M** from 4Q24 to 1Q25.

Forward | Omni Logistics

1. Non-GAAP financial metric. "Operating Cash Flow" represents the change in Unrestricted Cash less discrete items identified on this slide.

20

$340 $340 $322 $277 $277 $136 $68 $122 $86 $101 $20 $20 $2 <$1 <$1 $16 $17 $15 $19 $15 1Q24 2Q24 3Q24 4Q24 1Q25 L i q u i d i t y , L e v e r a g e a n d C a s h F l o w Liquidity and Leverage Net Leverage1 Net Leverage Ratio1 Required Covenant Leverage Ratio1 Net Cash3 Revolving Credit Facility4 Restricted Cash Deduction Foreign Subsidiary Deduction * 21 * * * * 1. Calculated pursuant to Senior Secured Loan Credit Agreement. Figures are as previously reported to lenders. 2. Includes Term Loan, Senior Secured Notes, and Revolving Credit Facility, excludes finance leases. 3. Excludes foreign subsidiaries and restricted cash. 4. Undrawn revolver balance. 5. Totals may not foot due to rounding. $11 increase In millions 5.0x 5.2x 5.4x 5.5x 5.3x 6.75x 1Q24 2Q24 3Q24 4Q24 1Q25 Liquidity1,5 $512 $445 $460 $382 $393 Gross Cash* $172 $105 $138 $105 $117 in millions 1Q24 2Q24 3Q24 4Q24 1Q25 Term Loan B $1,045 $1,045 $1,045 $1,045 $1,045 Senior Sec. Notes $725 $725 $725 $725 $725 First Lien Debt2 $1,770 $1,770 $1,770 $1,770 $1,770 Net Cash3 136 68 122 86 101 Net Debt 1,634 1,702 1,648 1,684 1,669 Consolidated LTM EBITDA1 324 325 307 308 313 Net Leverage Ratio1 5.0x 5.2x 5.4x 5.5x 5.3x

L i q u i d i t y , L e v e r a g e a n d C a s h F l o w No debt maturities over the next 5 years 1. Credit Facility undrawn as of 3/31/2025 other than $23 million letters of credit issued through facility. 22 $300 $1,045 $725 2025 2026 2027 2028 2029 (Jan) 2030 (Dec) 2031 (Oct) Revolving Credit Facility First Lien Term Loan Senior Secured Notes No Long-Term Debt Maturities Until December 2030 Debt maturities by year In millions

E a r n i n g s P r e s e n t a t i o n Investment Rationale 23

Investment Rationale

Laying the foundation for future profitable growth

Strong brand, customer value proposition and loyalty	Robust North American LTL network with international logistics capabilities Superior service with consistently low claims ratio of 0.1%[1]
Differentiated and diversified solutions with global scale	Highly customizable and specialized service offering of vertically-integrated solutions Scalable growth with over 250 global facilities in 21 countries
Rationalized cost structure poised for profitable growth	Asset-light business model with normalizing free cash flow generation Realized over $100M in annualized cost savings[2]

1. Combined claims ratio for Expedited Freight and Omni. Calculated as claims amount paid divided by revenue for FY24.
2. Since closing the Omni acquisition.

Forward | Omni Logistics

24

3.4% 3.1% 4.4% 4.4% 7.3% 32.6% 21.4% 16.1% 14.8% 9.8% 8.7% 10.4% 6.3% 6.3% 5.6% 4.6% 0.9% 16.0% 13.6% 13.3% 11.8% 11.3% 8.9% 1Q24 2Q24 3Q24 4Q24 1Q25 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 Comp 1 Comp 2 Comp 3 Comp 4 Comp 5 I n v e s t m e n t R a t i o n a l e Meaningful upside as we close margin gap with peers 1. Consolidated LTM Reported EBITDA margin by quarter. Excludes impairment of goodwill. Reconciliation of Non-GAAP financial measures available in the Appendix. 2. FY24 Reported EBITDA Margin calculated as Operating Income plus depreciation & amortization and impairment of goodwill. 3. FY24 Reported EBITDA Margin by segment: Expedited Freight (Less-than-Truckload), Omni Logistics (Logistics / Freight Forwarders), and Intermodal (Truckload / Intermodal) 4. Weighted average by segment (excludes Forward segments). 18.5% Average4 6.1% Average4 12.3% Average4 25 Forward Consolidated Less-than-Truckload 3PL / Freight Forwarders Truckload / Intermodal LTM Reported EBITDA margin1 FY24 Peer and Forward Segment Reported EBITDA Margin2,3 Ex pe di te d Fr ei gh t O m ni In te rm od al C om bi ne d

E a r n i n g s P r e s e n t a t i o n Closing Summary 01 Enhanced visibility on key product groups and geographic exposure 02 Sequential pricing and margin improvement in Expedited Freight 03 Steady and superior performance from Omni Logistics and Intermodal 04 Positive cash flow from operations and improved liquidity 05 Normalizing cash flow generation 06 Seeing the benefits of diversified product portfolio 26

E a r n i n g s P r e s e n t a t i o n Appendix 27

A p p e n d i x Net Income to Consolidated EBITDA Reconciliation 28 1. Non-GAAP financial measure. 2. Totals may not foot due to rounding. In millions, except for LTM Net Leverage Consolidated EBITDA Reconciliation 2Q24 3Q24 4Q24 1Q25 LTM (3/31/2025) Net (loss) income from continuing operations ($966) ($34) ($35) ($61) ($1,097) Interest expense 47 53 48 46 194 Income tax (benefit) expense (175) 1 67 20 (87) Depreciation and amortization 49 26 38 37 150 Reported EBITDA1,2 ($1,046) $46 $118 $41 ($841) Impairment of goodwill 1,093 15 (79) -- 1,028 Transaction and integration costs 10 (1) 10 14 33 Severance costs 4 3 2 2 10 Optimization project costs -- -- 10 1 11 Pro forma synergies 6 5 1 -- 12 Pro forma savings 10 6 5 -- 21 Other 12 13 2 11 38 Consolidated EBITDA1,2 $89 $86 $69 $69 $313 Consolidated First Lien Indebtedness 1,770 Net Cash & Cash Equivalents (101) Net Debt $1,669 Consolidated First Lien Net Leverage Ratio 5.3x

A p p e n d i x Segment Performance – Expedited Freight 29 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Expedited Freight1,2 1Q24 2Q24 3Q24 4Q24 1Q25 LTM 1Q25 Operating revenue $273 $291 $285 $266 $249 $1,091 Operating expenses Purchased transportation 128 143 140 136 121 539 Salaries, wages, and employee benefits 63 64 59 57 53 232 Operating leases 15 15 16 18 15 64 Depreciation and amortization 10 11 10 10 10 42 Insurance and claims 11 11 12 10 10 43 Fuel expense 3 2 2 3 2 10 Other operating expenses 25 24 26 24 22 97 Total operating expenses 254 269 265 259 234 1,027 Income (loss) from operations $19 $22 $19 $7 $16 $64 (+) Depreciation and amortization 10 11 10 10 10 42 Reported EBITDA $30 $33 $30 $18 $26 $106 Reported EBITDA Margin % 10.9% 11.2% 10.4% 6.6% 10.4% 9.7%

A p p e n d i x Segment Performance – Omni Logistics 30 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. 3. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Omni Logistics1,2 1Q24 2Q24 3Q24 4Q24 1Q25 LTM 1Q25 Operating revenue $225 $312 $335 $326 $323 $1,295 Operating expenses Purchased transportation 144 179 195 183 186 742 Salaries, wages, and employee benefits 49 58 55 54 57 224 Operating leases 19 27 28 23 27 104 Depreciation and amortization 17 33 11 23 22 89 Insurance and claims 2 3 3 4 3 13 Fuel expense 0 1 1 1 1 4 Other operating expenses 22 25 26 29 25 104 Impairment of goodwill - 1,093 15 (79) - 1,028 Total operating expenses 253 1,418 333 237 320 2,308 Income (loss) from operations ($29) ($1,106) $1 $89 $3 ($1,013) (+) Impairment of goodwill - 1,093 15 (79) - 1,028 Adjusted income (loss) from operations ($29) ($13) $16 $9 $3 $16 (+) Depreciation and amortization 17 33 11 23 22 89 Reported EBITDA3 ($12) $20 $27 $32 $26 $104 Reported EBITDA Margin %3 -5.2% 6.4% 8.0% 9.8% 7.9% 8.1%

A p p e n d i x Segment Performance – Intermodal 31 1. Segment totals do not include intercompany eliminations or corporate unallocated expenses. 2. Totals may not foot due to rounding. In millions, except for margin Intermodal1,2 1Q24 2Q24 3Q24 4Q24 1Q25 LTM 1Q25 Operating revenue $56 $59 $57 $60 $62 $239 Operating expenses Purchased transportation 17 19 18 19 20 77 Salaries, wages, and employee benefits 15 15 15 14 16 60 Operating leases 5 5 6 6 6 23 Depreciation and amortization 5 5 5 5 5 19 Insurance and claims 3 3 3 2 3 10 Fuel expense 2 2 2 2 2 8 Other operating expenses 6 6 6 5 5 22 Total operating expenses 53 54 53 54 57 218 Income (loss) from operations $4 $5 $4 $6 $6 $21 (+) Depreciation and amortization 5 5 5 5 5 19 Reported EBITDA $8 $10 $9 $10 $10 $39 Reported EBITDA Margin % 14.6% 16.9% 15.1% 17.5% 16.4% 16.5%

A p p e n d i x Consolidated LTM Financials by Quarter 32 1. Totals may not foot due to rounding. 2. Reported EBITDA and Reported EBITDA Margin shown excluding impairment of goodwill. In millions, except for margin Consolidated1 LTM 1Q24 LTM 2Q24 LTM 3Q24 LTM 4Q24 LTM 1Q25 Operating revenue $1,555 $1,865 $2,180 $2,474 $2,546 Operating expenses Purchased transportation 718 898 1,081 1,251 1,278 Salaries, wages, and employee benefits 350 420 478 536 549 Operating leases 102 126 155 182 192 Depreciation and amortization 77 112 124 144 150 Insurance and claims 50 52 56 65 67 Fuel expense 22 22 21 21 22 Other operating expenses 261 290 293 310 252 Impairment of goodwill - 1,093 1,107 1,028 1,028 Total operating expenses 1,580 3,012 3,316 3,537 3,538 Income (loss) from operations ($25) ($1,147) ($1,136) ($1,063) ($992) (+) Impairment of goodwill - 1,093 1,107 1,028 1,028 Adjusted income (loss) from operations ($25) ($54) ($28) ($35) $36 (+) Depreciation and amortization 77 112 124 144 150 Reported EBITDA2 $52 $58 $96 $109 $186 Reported EBITDA Margin %2 3.4% 3.1% 4.4% 4.4% 7.3%

A p p e n d i x Expedited Freight Segment Operating Metrics 33 13.2 13.3 13.4 12.9 13.6 13.0 12.2 11.5 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Shipments per Day1 Weight per Shipment Revenue per Shipment, excluding fuel1,2 801 821 815 827 821 858 856 840 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $193 $199 $195 $200 $200 $207 $203 $208 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 In thousands In pounds (12)% (7.0)% (4.8)% 1.4% 3.4% (2.3)% (9.0)% (10.9)% YoY % change 5.4% 7.7% 11.3% 7.4% 2.5% 4.5% 5.0% 1.6% YoY % change (2.0)% 0.2% 2.4% 0.7% 3.7% 4.0% 4.0% 4.1% YoY % change 1. Excludes assessorial and Truckload products. 2. Includes intercompany revenue between the Network and Truckload revenue streams.

Forward Air Corporation (NASDAQ: FWRD) IR Contact | Tony Carreño investorrelations@forwardair.com https://ir.forwardaircorp.com